UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2021

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Commerce Street Las Vegas, NV	89106000	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MARK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 23, 2021, Remark Holdings, Inc. (“we”, “us” or “our”) held its annual meeting of stockholders (the “2021 Annual Meeting”). We submitted the following matters to a vote of our stockholders at our 2021 Annual Meeting:

•the election of five directors to serve until our 2022 annual meeting of stockholders and until their successors are duly elected and qualified; and

•a proposal to ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

As of July 2, 2021, the record date of the 2021 Annual Meeting, 99,918,941 shares of our common stock were outstanding and eligible to vote.

Our stockholders, by the requisite vote, approved the election of each director nominee and the ratification of the appointment of Weinberg & Company, P.A. The tables below present the number of votes for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each such nominee for director, as applicable.

	For	Withheld	Broker Non-Votes
Director nominees
Theodore P. Botts	22,835,965	1,210,771	41,878,852
Brett Ratner	23,814,388	232,348	41,878,852
Daniel Stein	22,935,103	1,111,633	41,878,852
Kai-Shing Tao	23,764,580	282,156	41,878,852
Elizabeth Xu	23,333,178	713,558	41,878,852

	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of Weinberg & Company, P.A.	60,546,402	1,161,157	4,218,029	N/A

Item 7.01     Regulation FD Disclosure.

On August 23, 2021, we issued a press release announcing our financial results for the three and six months ended June 30, 2021 and held a conference call to discuss those financial results (the “Earnings Call”). On the Earnings Call, we erroneously stated that we recognize revenue from our Chinese customers on a cash basis. We clarify that we recognize revenue from all but one of our Chinese customers on an accrual basis, consistent with our disclosures in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

The information contained in this Item 7.01 (the “Item 7.01 Information”) is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	August 24, 2021	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer